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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                       DATE OF REPORT: SEPTEMBER 25, 2000



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                     0-27331                  88-0348835
(STATE OR OTHER          (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                         IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

                  On September 25, 2000, FindWhat.com, a Nevada corporation, announced it raised $2.6 million in private financing. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                    Description

                  99 Press Release, dated September 25, 2000, entitled "FindWhat.com Raistes $2.6 million in Private Financing."


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      FINDWHAT.COM


Date:  September 25, 2000                         By: /s/ Phillip R. Thune
                                                     ---------------------
                                                     Chief Financial Officer

                                       2

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                                  EXHIBIT INDEX

               Exhibit No.                     Description


                  99 Press Release, dated September 25, 2000, entitled "FindWhat.com Raises $2.6 million in private financing."